Net Loss Per Share Attributable To Ordinary Shareholders (Tables)	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Summary of Basic And Diluted Net Loss Per Share

Basic and diluted net loss per share for each of the year presented were calculated as follows. The Group had convertible redeemable preferred shares (Note 14), share options and non-vested restricted share units (Note 16) and convertible bonds (Note 13) which could potentially dilute basic earnings per ordinary share in the future. The calculation of diluted net loss per share does not include the effect of share options, non-vested restricted share units, conversions of convertible bonds and convertible redeemable preferred shares as the effect of the inclusion was anti-dilutive.

	Years ended December 31,
	2020	2021	2022
	RMB	RMB	RMB
Numerator:
Net loss	(470,618)	(816,547)	(2,467,937)
Accretion to convertible redeemable preferred shares redemption value	(1,304,498)	(508,627)	—
Net loss attributable to ordinary shareholders of the Company	(1,775,116)	(1,325,174)	(2,467,937)
Denominator:
Weighted average number of ordinary shares used in computing basic and diluted loss per ordinary share (note)	18,782,620	96,306,113	162,819,410
Net loss per ordinary share basic and diluted	(94.51)	(13.76)	(15.16)

Note: The vested but not exercised share options and RSUs with nominal exercise price were included in the weighted average number of ordinary shares for the purpose of calculating basic loss per ordinary share.

Summary of Diluted Net Loss Per Share not Include Following Instruments as their Inclusion would be Antidilutive

As of December 31, 2020, 2021 and 2022, diluted net loss per share does not include the following instruments as their inclusion would be antidilutive:

	2020	2021	2022
Convertible bonds and convertible redeemable preferred shares	105,885,960	—	—
Share Options	13,988,681	17,942,271	16,960,117
Non-vested restricted share units	—	16,500	55,500
Total	119,874,641	17,958,771	17,015,617